Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of eAutoclaims, Inc. (the “Company”) on Form 10-QSB for the period ending January 31, 2008 as filed with the Securities and Exchange Commission on March 13, 2008 (the “Report”), I, Larry Colton, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of eAutoclaims, Inc.

/s/ Larry Colton
Print Name: Larry Colton Title: Chief Financial Officer March 13, 2008